Exhibit 10.3a

DECEMBER 2018 AMENDMENT TO CONVERTIBLE PROMISSORY NOTE SERIES 2016

THIS DECEMBER 2018 AMENDMENT TO CONVERTIBLE PROMISSORY NOTE SERIES 2016 (the “December 2018 Amendment”) is made effective as of December 21, 2018 (the “Effective Date”) by and between Drone Aviation Holding Corp., a Nevada corporation (the “Company”) and _________ (the “Holder”) (collectively, the “Parties”).

BACKGROUND

A. The Company and Holder are the parties to that certain Convertible Promissory Note Series 2016, originally issued by the Company to the Holder on September 29, 2016, in the original principal amount of $1,500,000.00 (the “Note”);

B. The Parties amended the Note on August 3, 2017 pursuant to the terms of an Amendment to Convertible Promissory Note (the “August 2017 Amendment”);

C. The Parties amended the Note on November 9, 2017 pursuant to the terms of an Amendment to Convertible Promissory Note (the “November 2017 Amendment”);

D. The principal balance of the Note is $1,500,000.00 as of the Effective Date and the accrued and unpaid interest on the Note is $_______ as of December 21, 2018 (collectively, the “Indebtedness”); and

E. In exchange for the Holder’s agreement to immediately convert the Indebtedness concurrently with the execution of this Amendment on the Effective Date (the “Conversion”) and such other good and valuable consideration provided for in this Amendment, the Parties desire to amend the Note as set forth below and take such further action as set forth below as part of the Company’s efforts to strengthen its balance sheet and improve its working capital.

NOW THEREFORE, in consideration of the execution and delivery of the November 2017 Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Section 2(c) of the Note shall be replaced in its entirety with the following new sections 2(c):

2(c) Conversion Price. For purposes of this Note, the term “Conversion Price” shall mean, with respect to conversion pursuant to Sections 2(a), (b), (c) and (d)(ii), $0.50 per share.

2. The Holder hereby elects to convert the Indebtedness pursuant to the terms and conditions of the Note, as amended hereby and as set forth in the Notice of Conversion attached hereto as Exhibit A.

3. This December 2018 Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. All initial capitalized terms used in this December 2018 Amendment shall have the same meaning as set forth in the Note unless otherwise provided. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this December 2018 Amendment, shall remain in full force and effect.

SIGNATURE PAGE TO

DECEMBER 2018 AMENDMENT TO CONVERTIBLE PROMISSORY NOTE SERIES 2016

IN WITNESS WHEREOF, the parties hereto have executed this December 2018 Amendment as of the date first above written.

DRONE AVIATION HOLDING CORP.

By:		By:
Kendall W. Carpenter
Chief Financial Officer

EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert promissory NOTE)

The undersigned hereby elects to convert the principal amount and accrued interest due under the Note (defined below) into shares of Common Stock to be issued pursuant to the conversion of the Note (“Common Stock”) as set forth below, of Drone Aviation Holding Corp., a Nevada corporation (the “Company”) according to the conditions of the Secured Convertible Promissory Note Series 2017-2018 issued by the Company on August 3, 2017, as amended (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion:
Balance of Principal Amount of the Note prior to Conversion:	$
Principal Amount of Note to be Converted:	$
Accrued Interest:	$
Total Amount to be Converted:	$
Number of shares of Common Stock to be Issued
Applicable Conversion Price:	$0.50
Balance of Principal Amount of Note subsequent to Conversion:	$0
Address for Delivery: Transfer Agent Book Shares or DWAC Instructions: Broker no: _________ Account no: ___________

HOLDER:

By:
Name:
Title:

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